Prospectus Supplement dated April 6, 2020
	Product Name	Prospectus Form #/Date
1.	RiverSource ® Retirement Advisor Advantage Plus® Variable Annuity/ Retirement Advisor Select Plus® Variable Annuity	S-6362 CF (4/19) April 29, 2019
2.	RiverSource ® Retirement Advisor 4 Advantage® Variable Annuity/ Retirement Advisor 4 Select® Variable Annuity/ Retirement Advisor 4 Access® Variable Annuity	S-6504 CF (4/19) April 29, 2019
3.	RiverSource ® Variable Retirement and Combination Retirement Annuities	S-6174 T (5/02) May 1, 2002
This supplement describes proposed changes to certain variable annuity contracts (the “Contracts”). Please retain this supplement with your prospectus for future reference.
Effective on May 15, 2020 (“Effective Date”), transfers to the fixed account (if available under your contract), will be limited so the amount transferred to the fixed account does not result in the value of the fixed account being greater than 20% of the contract value. If the fixed account is currently 20% or more of the contract value, we will not accept any transfers to the fixed account.
If the fixed account is 20% or more of the contract value prior to the Effective Date, you will not be required to transfer out of the fixed account. Additional transfers into the fixed account will not be allowed unless the value of the fixed account drops to less than 20% of the contract value.
You will be notified in writing if this restriction no longer exists.
For products 1 and 2 listed in the table above, the 20% limit only applies if the fixed account minimum interest rate stated in your contract is 3%.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6504-21 A (04/20)
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